U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2012

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of principal executive offices) (Zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On August 6, 2012, BRE Properties, Inc. (the “Company”) offered $300 million aggregate principal amount of its new series of 3.375% senior notes due 2023 in an underwritten public offering. The offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on November 5, 2010. The offering is expected to close on August 13, 2012, subject to certain closing conditions. The notes are governed by the terms of an Indenture dated as of June 23, 1997, filed as Exhibit 4.1 hereto, as amended by a First Supplemental Indenture dated as of April 23, 1998, filed as Exhibit 4.2 hereto, a Second Supplemental Indenture dated as of August 15, 2006, filed as Exhibit 4.3 hereto, and a Third Supplemental Indenture dated as of November 3, 2006, filed as Exhibit 4.4 hereto (collectively, the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A. (f/k/a The Bank of New York Trust Company, N.A., as successor in interest to the predecessor trustees), as trustee, and an officers’ certificate to be dated as of August 13, 2012 pursuant to the Indenture setting forth terms of the notes, filed as Exhibit 4.5 hereto.

The notes will mature on January 15, 2023. The notes are subject to redemption at the Company’s option at any time in whole or, from time to time, in part, prior to maturity. The redemption price for notes that are redeemed before October 15, 2022 will be equal to the greater of: (i) 100% of the principal amount of the notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such redemption date) discounted to such redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such redemption date; provided that, if the notes are redeemed on or after October 15, 2022, the Company may redeem the notes at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date; and provided, further, that installments of interest on the notes which are due and payable on an interest payment date falling on or prior to the relevant redemption date shall be payable to the holders of such notes, or one or more predecessor debt securities, registered as such at the close of business on the relevant regular record date according to their terms and the provisions of the Indenture.

The estimated net proceeds to the Company were approximately $295.4 million after deducting the underwriting discount and estimated transaction expenses payable by the Company. The Company intends to use the net proceeds to repay borrowings under its $750 million unsecured credit facility incurred to fund development activities as well as for general corporate purposes. The Company intends to use any remaining net proceeds for general corporate purposes, which may include redemption or repurchase of equity or debt securities, including the Company’s outstanding 6.75% Series D Cumulative Redeemable Preferred Stock, repayment of debt, funding of development activities and financing of acquisitions. Pending application of the net proceeds as described above, the Company may invest the net proceeds in short-term money-market securities.

In connection with the offering of the notes, the Company entered into an underwriting agreement dated August 6, 2012 with J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters, which is filed as Exhibit 1.1 hereto.

In connection with the filing of the underwriting agreement, the Company is filing (i) an opinion of its counsel, Ballard Spahr LLP, regarding certain Maryland law issues, as Exhibit 5.1 hereto and (ii) an opinion of its counsel, Latham & Watkins LLP, regarding the validity of the securities being registered, as Exhibit 5.2 hereto.

The descriptions in this Current Report of the notes and the Indenture are not intended to be complete descriptions of those instruments, and the descriptions are qualified in their entirety by the full text of the documents which are attached as exhibits to, and incorporated by reference in, this Current Report.

ITEM 8.01. OTHER EVENTS.

On August 6, 2012, the Company issued a press release entitled “BRE Properties Announces Pricing of Senior Notes due 2023” announcing the pricing of the Company’s offering of $300 million aggregate principal amount of 3.375% senior notes due 2023. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 6, 2012, among BRE Properties, Inc. and J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4.1	Indenture dated as of June 23, 1997 between the Registrant and Chase Trust Company of California (previously filed on June 23, 1997 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.2	First Supplemental Indenture dated as of April 23, 1998 between the Registrant and Chase Manhattan Bank and Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated by reference herein).

4.3	Second Supplemental Indenture, dated as of August 15, 2006, between BRE Properties, Inc. and J.P. Morgan Trust Company, National Association, as trustee, including the form of 4.125% Convertible Senior Notes due 2026 (previously filed on August 21, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.4	Third Supplemental Indenture, dated as of November 3, 2006, between BRE Properties, Inc. and The Bank of New York Trust Company, National Association (successor to J.P. Morgan Trust Company, National Association) (previously filed on November 8, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.5	Officers’ Certificate, to be dated August 13, 2012, pursuant to the Indenture setting forth the terms of the notes.

4.6	Form of 3.375% Senior Note due 2023.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

99.1	BRE Properties, Inc. Press Release dated August 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: August 7, 2012	By:	/s/ KERRY FANWICK
	Name:	Kerry Fanwick
	Title:	Executive Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 6, 2012, among BRE Properties, Inc. and J.P. Morgan Securities LLC, RBS Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters.

4.1	Indenture dated as of June 23, 1997 between the Registrant and Chase Trust Company of California (previously filed on June 23, 1997 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.2	First Supplemental Indenture dated as of April 23, 1998 between the Registrant and Chase Manhattan Bank and Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated by reference herein).

4.3	Second Supplemental Indenture, dated as of August 15, 2006, between BRE Properties, Inc. and J.P. Morgan Trust Company, National Association, as trustee, including the form of 4.125% Convertible Senior Notes due 2026 (previously filed on August 21, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.4	Third Supplemental Indenture, dated as of November 3, 2006, between BRE Properties, Inc. and The Bank of New York Trust Company, National Association (successor to J.P. Morgan Trust Company, National Association) (previously filed on November 8, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.5	Officers’ Certificate, to be dated August 13, 2012, pursuant to the Indenture setting forth the terms of the notes.

4.6	Form of 3.375% Senior Note due 2023.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

99.1	BRE Properties, Inc. Press Release dated August 6, 2012.